SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): March 16, 2004



                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




          Texas                        0-4690                   74-2126975
(State or other jurisdiction  (Commission file number)      (I.R.S. employer
 of incorporation)                                           identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)


                      ___________________________________




       Registrant's telephone number, including area code: (512) 404-5000




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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 99.1 Form 12b-25, Notification of Late Filing, dated March 16, 2004.


Item 12. Results of Operations and Financial Condition.

On March 16, 2004, the Company filed a Form 12b-25, Notification of Late Filing, with respect to the filing of its report on Form 10-K for the fiscal year ending December 31, 2003. A copy of the Form 12b-25 filing is attached hereto as
Exhibit 99.1

As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Financial Industries Corporation cautions that the statements in this Form 8-K, including but not limited to, statements found in
Item 7 - "Financial Statements and Exhibits" and this Item 12 - "Results of Operations and Financial Condition" relating to matters that are not historical factual information are forward-looking statements that represent management's belief and assumptions based on currently available information. The information contained in this report relating to trends in the Company's operations and financial results and the contingencies and uncertainties to which the Company may be subject, as well as other statements including words such as anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning the financial results, economic conditions and are subject to known and unknown risks, uncertainties and other factors contemplated by the forward-looking statements. Such factors include, among other things: (1) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of the Company to sell its products, the market value of the Company's investments and the lapse rate and profitability of policies; (2) the Company's ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives; (3) customer response to new products, distribution channels and marketing initiatives; (4) mortality, morbidity and other factors which may affect the profitability of the Company's insurance products; (5)our




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ability  to  develop  and  maintain  effective  risk  management   policies  and
procedures and to maintain adequate reserves for future policy benefits and claims; (6) changes in the Federal income tax laws and regulations which may affect the relative tax advantages of some of the Company's products; (7)
increasing competition in the sale of insurance and annuities; (8) regulatory changes or actions, including those relating to regulation of insurance products and insurance companies; (9) ratings assigned to the Company's insurance subsidiaries by independent rating organizations such as A.M. Best, which the Company believes are particularly important to the sale of accumulation products; (10) the performance of our investment portfolios; (11) the effect of changes in standards of accounting; (12) the effects and results of litigation; and (13) other factors discussed in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those
indicated.   Investors  should  not  place  undue  reliance  on  forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect the Company.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINANCIAL INDUSTRIES CORPORATION





Date: March 22, 2004                   By: /s/ J. Bruce Boisture
                                           President and Chief Executive Officer



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